Money Market Funds

Prospectus Supplement

UBS Select Preferred Funds

UBS Select Institutional Funds

UBS Select Investor Funds

Supplement to the Prospectuses, dated August 28, 2011

December 5, 2011

New Wire Transfer Instructions for Settlement

Dear Investor:

Beginning December 5, 2011, the wire transfer instructions for settlement of purchase orders will change. Please use the following wire payment instructions instead of those contained in the prospectus section captioned "Managing your fund account—Buying shares—Wire instructions":

Bank Name:	Bank of New York Mellon

ABA:	011001234

Credit:	000073-5515 BNY Mellon Investment Servicing (US) Inc. as Agent for UBS Funds

Further Credit:	Beneficiary Fund/Account Number (Shareholder account number)

This updating of the funds' wire transfer instructions represents a final step in the transition involving the funds' transfer agent, which had been acquired by The Bank of New York Mellon in 2010. Please note that while the wire transfer instructions found printed in the prospectus will remain operational through the end of January 2012, we ask that you begin using these new wire transfer instructions at this time.

This change impacts investors who pay for their purchase of fund shares via Fed wire. This change should not directly impact investors who purchase shares through their Financial Advisor or other financial intermediary and who do not wire electronic funds in settlement of purchase orders; however, their financial intermediaries should make note of the change.

Please contact your Financial Advisor or the Institutional Client Service Center (1-888-547 FUND) should you have any questions regarding this change.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-511